Supplement to the Fidelity Freedom Funds®'
September 4, 2000 Prospectus

Shareholder Meeting. On or about April 18, 2001, a meeting of the shareholders of Fidelity Freedom Income Fund®, Fidelity Freedom 2000 Fund®, Fidelity Freedom 2010 Fund®, Fidelity Freedom 2020 Fund®, Fidelity Freedom 2030 Fund®, and Fidelity Freedom 2040 FundSM  will be held to approve various proposals. Shareholders of record on February 20, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-522-7297 to request a free copy of the proxy statement.

The following information updates the similar information on the cover of the prospectus:

Fidelity Freedom 2040 FundSM

(fund number 718, trading symbol FFFFX)

Fidelity Mid-Cap Stock Fund has been added as an underlying Fidelity fund in which each Freedom Fund may invest.

The following information replaces similar information found under the heading "Annual Fund Operating Expenses" in the "Fee Table" section beginning on page 16.

The combined total expense ratios of each Freedom Fund (calculated as a percentage of average net assets) are as follows:

	Combined total expense ratio after expense reimbursements and expense reductions for each Freedom Fund and the underlying Fidelity funds	Combined total expense ratio before expense reimbursements and expense reductions for each Freedom Fund and the underlying Fidelity funds
Freedom Income	0.63%	0.68%
Freedom 2000	0.66%	0.71%
Freedom 2010	0.74%	0.79%
Freedom 2020	0.78%	0.83%
Freedom 2030	0.79%	0.85%
Freedom 2040	0.82%	0.86%

Freedom Income's, Freedom 2000's, Freedom 2010's, Freedom 2020's, and Freedom 2030's combined total expense ratios are based on their total operating expense ratio plus a weighted average of the total operating expense ratios of the underlying Fidelity funds in which they will be invested (for each underlying Fidelity fund's most recently reported fiscal-year) as of March 31, 2001. Freedom 2040's estimated combined total expense ratio is based on its estimated total operating expense ratio plus a weighted average of the total operating expense ratios of the underlying Fidelity funds in which it will be invested (for each underlying Fidelity fund's most recently reported fiscal-year) as of March 31, 2001. The combined total expense ratios for each Freedom Fund may be higher or lower depending on the allocation of a fund's assets among the underlying Fidelity funds and the actual expenses of the underlying Fidelity funds.

FF-01-04 April 26, 2001
1.708110.121

This example helps you compare the cost of investing in the Freedom Funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each Freedom Fund's annual return is 5%, that your shareholder fees are exactly as described in the fee table, and that each Freedom Fund's combined total expense ratio includes each Freedom Fund's annual operating expenses exactly as described in the fee table and the weighted average of the total operating expenses of each of the underlying Fidelity funds, before expense reductions. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

Freedom Income	1 year	$ 70
	3 years	$ 218
	5 years	$ 380
	10 years	$ 849
Freedom 2000	1 year	$ 73
	3 years	$ 228
	5 years	$ 398
	10 years	$ 888
Freedom 2010	1 year	$ 81
	3 years	$ 252
	5 years	$ 438
	10 years	$ 977
Freedom 2020	1 year	$ 85
	3 years	$ 266
	5 years	$ 462
	10 years	$ 1,029
Freedom 2030	1 year	$ 86
	3 years	$ 270
	5 years	$ 469
	10 years	$ 1,043
Freedom 2040	1 year	$ 88
	3 years	$ 274

The following information supplements similar information found under the heading "Principal Investment Strategies" in the "Investment Details" section beginning on page 20.

The table below lists the underlying Fidelity funds in which each Freedom Fund currently may invest and each Freedom Fund's approximate target asset allocation to each underlying Fidelity fund as of March 31, 2001. Strategic Advisers may change these percentages over time.

Fund Categories	Freedom Income	Freedom 2000	Freedom 2010	Freedom 2020	Freedom 2030	Freedom 2040
EQUITY FUNDS Domestic Equity Funds
Fidelity Blue Chip Growth Fund	3%	4%	6%	9%	10%	11%
Fidelity Disciplined Equity Fund	3%	4%	6%	9%	10%	11%
Fidelity Equity-Income Fund	3%	4%	6%	9%	11%	11%
Fidelity Fund	3%	4%	6%	9%	10%	11%
Fidelity Growth & Income Portfolio	3%	4%	6%	9%	10%	11%
Fidelity Growth Company Fund	3%	4%	6%	9%	10%	11%
Fidelity Mid-Cap Stock Fund	1%	1%	2%	3%	4%	4%
Fidelity OTC Portfolio	2%	3%	4%	6%	7%	8%
International Equity Funds
Fidelity Diversified International Fund	0%	<1%	1%	3%	3%	4%
Fidelity Europe Fund	0%	1%	2%	4%	5%	5%
Fidelity Japan Fund	0%	<1%	1%	1%	1%	2%
Fidelity Overseas Fund	0%	<1%	1%	3%	3%	4%
Fidelity Southeast Asia Fund	0%	<1%	<1%	1%	1%	1%
FIXED-INCOME FUNDS Investment-Grade Fixed-Income Funds
Fidelity Government Income Fund	15%	15%	14%	8%	3%	0%
Fidelity Intermediate Bond Fund	10%	10%	9%	5%	2%	0%
Fidelity Investment Grade Bond Fund	15%	15%	14%	8%	3%	0%
High Yield Fixed-Income Fund
Fidelity Capital & Income Fund	0%	2%	6%	8%	8%	10%
Money Market Fund
Fidelity Money Market Trust: Retirement Money Market Portfolio	40%	28%	8%	0%	0%	0%
Note: The allocation percentages may not add to 100% due to rounding.

The following information supplements similar information found under the heading "Domestic Equity Funds" in the "Description of Underlying Fidelity Funds" section beginning on page 22.

Mid-Cap Stock Fund seeks long-term growth of capital.

FMR normally invests at least 65% of the fund's total assets in common stocks of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 at the time of the fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy. As of April 30, 2000, the S&P MidCap 400 included companies with capitalizations between $189 million and $23.7 billion. The size of companies in the S&P MidCap 400 changes with market conditions and the composition of the index. FMR may also invest the fund's assets in companies with smaller or larger market capitalizations.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces similar information found under the heading "International Equity Funds" in the "Description of Underlying Fidelity Funds" section beginning on page 22 for Fidelity Europe Fund.

FMR normally invests at least 65% of the fund's total assets in securities of European issuers. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks.

The following information supplements similar information found under the heading "International Equity Funds" in the "Description of Underlying Fidelity Funds" section beginning on page 22 for Fidelity Southeast Asia Fund.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

The following information replaces similar information found under the heading "International Equity Funds" in the "Description of Underlying Fidelity Funds" section on page 27 for Fidelity Diversified International Fund.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

Effective March 2, 2001, the following information replaces the biographical information for Ren Cheng found under the heading "Fund Management" in the "Fund Services" section beginning on page 49. The biographical information for Scott Stewart has been removed.

Ren Cheng is Vice President and manager of the Fidelity Freedom Funds, a position he has held since their inception. He also manages structured investments for Fidelity Management Trust Company. Mr. Cheng joined Fidelity as a portfolio manager in 1994. Previously, he was a senior portfolio manager for Putnam Investments from 1985 to 1994.